UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May  19, 2008
DaimlerChrysler Auto Trust 2008-B

(Exact name of Issuing Entity as specified in its charter)
DaimlerChrysler Financial Services Americas LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-138140-04	20-7155968

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o BNYM (Delaware) as owner trustee, 100 White Clay Center, Route 273, Newark, Delaware	19714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 283-8905

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
5.1	Legality Opinion of Milbank, Tweed, Hadley & McCloy LLP.

8.1	Tax Opinion of Milbank, Tweed, Hadley & McCloy LLP.

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ David Nelson
David Nelson
Vice President and Treasurer

Date: May 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legality Opinion of Milbank, Tweed, Hadley & McCloy LLP.

8.1	Tax Opinion of Milbank, Tweed, Hadley & McCloy LLP.

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibits 5.1 and 8.1).

4